Prospectus Supplement                                            218241 9/04
dated September 15, 2004 to:

PUTNAM FLOATING RATE INCOME FUND
Prospectus dated September 7, 2004

The second and third paragraphs and table under the heading "Who manages the fund?" are replaced with the following:

Investment management teams. Putnam Management's investment professionals are organized into investment management teams with a particular team dedicated to a specific asset class. The members of the Core Fixed Income High Yield Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader              Since   Experience
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Stephen C. Peacher            2004    1990 - Present       Putnam Management
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Portfolio members             Since   Experience
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Joseph H. Towell              2004    2001 - Present       Putnam Management
                                      Prior to Sept. 2001  First Union
                                                           Corporation
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Neal J. Reiner                2004    2001 - Present       Putnam Management
                                      Prior to 2001        Bain Capital/Sankaty
                                                           Advisors
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